                                                                EXHIBIT 10.15(C)

                                AMENDMENT NO. 2

                                      TO

                       INDENTURE AND SERVICING AGREEMENT


                                 _____________

                           CREDITRUST SPV98-2, LLC,
                                   as Issuer


                                      and


                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
               as Trustee and Backup Servicer of the Receivables


                                      and


                            CREDITRUST CORPORATION,
                        as Servicer of the Receivables

                                      and

                       ASSET GUARANTY INSURANCE COMPANY
                                as Note Insurer


                           Dated as of June 1, 1999

                                 _____________


              CREDITRUST RECEIVABLES-BACKED NOTES, SERIES 1998-2

                              ___________________

     This Amendment No. 2 to Indenture and Servicing Agreement, dated as of June 1, 1999 (this "Amendment No. 2), is executed by and among Creditrust SPV98-2, LLC, as issuer (the "Issuer"), Norwest Bank Minnesota, National Association, as trustee (in such capacity, the "Trustee"), and as backup servicer (in such capacity, the "Backup Servicer"), Creditrust Corporation, as servicer (the "Servicer") and Asset Guaranty Insurance Company, as note insurer (the "Note Insurer").

                                   RECITALS

     WHEREAS, the parties hereto have executed and delivered an Indenture and Servicing Agreement (the "Indenture") dated as of December 1, 1998, by and among the Issuer, the Trustee and Backup Servicer, the Servicer and the Note Insurer in connection with the issuance and sale by the Issuer of the 8.61% Creditrust Receivables-Backed Notes, Series 1998-2;

     WHEREAS, the parties hereto and the Noteholders have agreed that Schedule B to the Indenture provided for incorrect amounts, and are willing to amend Schedule B as hereinafter provided;

     WHEREAS, the parties hereto have obtained the consent (the "Consent") of the Noteholders evidencing not less than 66 2/3% of the Voting Interests, and the Trustee has furnished to the Rating Agency and the Placement Agent written notification of the substance of this Amendment No. 2 and the Consent.


     NOW, THEREFORE, in consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and the Noteholders to the extent provided herein:

                                   ARTICLE I
                   DEFINITIONS; AMENDMENTS; TRUSTEE COVENANT

     SECTION 1.1. Definitions. Any capitalized term used herein but not defined herein shall have the meaning ascribed to it in the Indenture.

     SECTION 1.2. Schedule B. Schedule B to the Indenture is hereby amended to read as follows:

                                   SCHEDULE B
                        Minimum Cumulative Net Proceeds

                       Quarter    Minimum Cumulative
                       Ending        Net Proceeds
                       ------        ------------
                      Jun-99           9,099,497
                      Dec-99          19,673,588
                      Jun-2000        27,729,564
                      Dec-2000        34,628,059
                      Jun-2001        41,118,441
                      Dec-2001        47,069,915
                      Jun-2002        52,589,158
                      Dec-2002        56,258,625
                      Jun-2003        59,053,246

     SECTION 1.3. Trustee Covenant. In accordance with Section 11.01(d) of the Indenture, the Trustee hereby agrees and covenants to furnish, promptly after the execution of this Amendment No. 2, written notification of the substance of this Amendment No. 2 and the Consent to each of the Noteholders.

                                   ARTICLE II
                            MISCELLANEOUS PROVISIONS

     SECTION 2.1. Amendment. This Amendment No. 2 shall only be amended in the same manner as the Indenture shall be amended.

     SECTION 2.2. Entire Agreement; Effect. This Amendment No. 2, together with the Transaction Documents, is intended by the parties to and does constitute the entire agreement of the parties with respect to the transaction contemplated hereunder. This Amendment No. 2 supersedes any and all prior understandings, and it does not alter, amend or waive any of the terms or provisions of the Indenture except for those terms or provisions expressly amended hereby.

     SECTION 2.3. Governing Law. This Amendment No. 2 shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties under this Amendment No.2 shall be determined in accordance with such laws, including Section 5-2402 of the General Obligation Law of New York, but otherwise without regard to conflict of laws provisions.

     SECTION 2.4. Severability of Provisions; Counterparts. If any one or more of the covenants, agreements, provisions or terms of this Amendment No. 2 shall be for any reason whatsoever held invalid or unenforceable in any jurisdiction, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment No. 2 and shall in no way affect the validity or enforceability of the other provisions of this Amendment No. 2 or the Notes, or the rights of the Noteholders. This Amendment No. 2 may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute but one and the same instrument.

     SECTION 2.5. Note Insurer. This Amendment No. 2 is not evidence of any position by the Note Insurer, affirmative or negative, as to whether action by the Noteholders, or any other party, is required in addition to the execution of this Amendment No. 2 by the Note Insurer. No representation is made by the Note Insurer as to the necessity for or the satisfaction of any additional action or condition under the Indenture with respect to the amendment thereof. This Amendment No. 2 does not modify the obligations of Note Insurer under the Policy as set forth therein.

  SECTION 2.6. Effective Date. This Amendment No. 2 shall take effect as of June 1, 1999.

     IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be duly executed by their respective officers as of the day and year first above written.


                                    CREDITRUST SPV98-2, LLC,
                                     as Issuer

                                    By: _______________________________
                                        Joseph K. Rensin
                                        President

                                    CREDITRUST CORPORATION,
                                     as Servicer

                                    By: _______________________________
                                        Joseph K. Rensin
                                        Chairman and
                                        Chief Executive Officer

                                    NORWEST BANK MINNESOTA, NATIONAL
                                    ASSOCIATION, not in its individual capacity, but solely as Trustee and as Backup Servicer

                                    By: _______________________________
                                        Casey Kelly
                                        Corporate Trust Officer

                                    ASSET GUARANTY INSURANCE
                                     COMPANY

                                    By: _______________________________

                                        Vice President

                          CONSENT TO AMENDMENT No. 2

     The undersigned is a Noteholder under a certain Indenture and Servicing Agreement (the "Indenture") dated as of December 1, 1998, among Creditrust SPV98-2, LLC, as issuer (the "Issuer"), Norwest Bank Minnesota, National Association, as trustee (in such capacity, the "Trustee"), and as backup servicer (in such capacity, the "Backup Servicer"), Creditrust Corporation, as servicer (the "Servicer") and Asset Guaranty Insurance Company, as note insurer (the "Note Insurer"). Any capitalized term used in this Consent without a definition shall have the meaning set forth in the Indenture.

     The undersigned hereby consents to Amendment No. 2 to the Indenture, a copy of which is attached to this Consent.


                              METROPOLITAN LIFE INSURANCE COMPANY


                              By:__________________________________


                              NATIONAL BANK OF ALASKA


                              By:__________________________________


                              ABSF II LLC*


                              By:__________________________________



                              *Beneficial owner for TICE & Co.